Exhibit 10.8

AIR

AIR COMMERCIAL REAL ESTATE ASSOCIATION
STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET
(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. **Basic Provisions ("Basic Provisions").**

1.1 **Parties:** This Lease (**"Lease"**), dated for reference purposes only May 4, 2011, is made by and between BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as "22135 Alessandro, LLC" (**"Lessor"**) and SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (**"Lessee"**), (collectively the **"Parties,"** or individually a **"Party"**).

1.2 **Premises:** That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 22201 and 22135 Alessandro Boulevard, Moreno Valley, located in the County of Riverside, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the **"Project"**, if the property is located within a Project) the commercial buildings and other improvements located on the property more particularly described on Exhibit "A" attached hereto and incorporated by reference (**"Premises"**). (See also Paragraph 2)

1.3 **Term:** A term of approximately 20 years ~~and 0 months~~ (**"Original Term"**) commencing on the date hereof (**"Commencement Date"**) and ending April 30, 2031 (**"Expiration Date"**). (See also Paragraph 3)

1.4 **Early Possession:** If the Premises are available Lessee may have non-exclusive possession of the Premises commencing ______ (**"Early Possession Date"**). (See also Paragraphs 3.2 and 3.3)

1.5 **Base Rent:** $24,000.00 per month (**"Base Rent"**), payable on the first day of each month commencing June 2011. The Base Rent for May of 2011 shall be prorated based upon a 31 day month and shall be due and payable upon execution and delivery of this Lease pursuant to Paragraph 1.6(d) below. (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 51

1.6 **Base Rent and Other Monies Paid Upon Execution:**

~~(a) Base Rent: $______ for the period ______~~

(b) **Security Deposit:** $72,000.00 (**"Security Deposit"**). (See also Paragraph 5)

~~(c) Association Fees: $______ for the period ______~~

(d) **Other:** ~~$______ for~~ The Base Rent for the period between the Commencement Date and May 31, 2011

(e) **Total Due Upon Execution of this Lease:** $96,000 plus the amount described in Paragraph 1.6(e) above.

1.7 **Agreed Use:** Operation of building for industrial uses and any other uses permitted by law. (See also Paragraph 6)

1.8 **Insuring Party:** ~~Lessee~~ Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

~~1.9 **Real Estate Brokers:** (See also Paragraph 15 and 25)~~

~~(a) **Representation:** The following real estate brokers (the **"Brokers"**) and brokerage relationships exist in this transaction (check applicable boxes):~~

~~☐ ______ represents Lessor exclusively (**"Lessor's Broker"**);~~
~~☐ ______ represents Lessee exclusively (**"Lessee's Broker"**); or~~
~~☐ ______ represents both Lessor and Lessee (**"Dual Agency"**).~~

~~(b) **Payment to Brokers:** Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers for the brokerage services rendered by the Brokers the fee agreed to in the attached separate written agreement or if no such agreement is attached, the sum of ______ or ______ % of the total Base Rent payable for the Original Term, the sum of ______ or ______ of the total Base Rent payable during any period of time that the Lessee occupies the Premises subsequent to the Original Term, and/or the sum of ______ or ______ % of the purchase price in the event that the Lessee or anyone affiliated with Lessee acquires from Lessor any rights to the Premises.~~

~~1.10 **Guarantor.** The obligations of the Lessee under this Lease are to be guaranteed by n/a (**"Guarantor"**). (See also Paragraph 37)~~

1.11 **Attachments.** Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs 51 through 68;
☐ a plot plan depicting the Premises;
☐ a current set of the Rules and Regulations;
☐ a Work Letter;
☑ other (specify): Exhibit A - Legal Description, Rider 1 - Option to Purchase, Rider 2 -

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Memorandum of Lease, Purchase Option and Right of First Refusal.

2. **Premises.**

2.1 **Letting.** Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: **Lessee is advised to verify the actual size prior to executing this Lease.**

2.2 ~~**Condition.** Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "Building") shall be free of material defects, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense.~~

2.3 ~~**Compliance.** Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances ("**Applicable Requirements**") that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: **Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:~~

~~(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6 months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.~~

~~(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay interest on the balance but may prepay its obligation at any time. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor's termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with interest, from Rent until Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.~~

~~(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease.~~

2.4 **Acknowledgements.** Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor ~~and/or Brokers~~ to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made ~~by Brokers~~ or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, ~~nor Brokers~~ have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) ~~Brokers have made no representations,~~

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~~promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii)~~ it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Lessee as Prior Owner/Occupant.** The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3. **Term.**

3.1 **Term.** The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 ~~**Early Possession.** Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.~~

3.3 ~~**Delay in Possession.** Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed be Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.~~

3.4 **Lessee Compliance.** Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4. **Rent.**

4.1. **Rent Defined.** All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent").

4.2 **Payment.** Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier's check. Payments will be applied first to accrued late charges and attorney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs. Lessor, at its option, may direct that any portion or all of Base Rent due be paid directly to a lender to be applied to loan payments for any loan secured by the Premises. If the amount of the Base Rent due exceeds any such loan payment due, the remaining amount of the Base Rent shall be paid directly to Lessor; provided, however, that Lessee shall not be liable for any failure by Lessor's lender to correctly apply any payments made by Lessee to Lessor's lender.

~~4.3 **Association Fees.** In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner's association or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same time and in the same manner as the Base Rent.~~

5. **Security Deposit.** Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or

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applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6. **Use.**

6.1 **Use.** Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs and security dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor's objections to the change in the Agreed Use.

6.2 **Hazardous Substances.**

(a) **Reportable Uses Require Consent.** The term **"Hazardous Substance"** as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. **"Reportable Use"** shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) **Duty to Inform Lessor.** If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) **Lessee Remediation.** Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) **Lessee Indemnification.** Lessee shall indemnify, defend and hold Lessor, its members, managers, agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. **No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.**

(e) Additional Lessor ~~**Lessor**~~ **Indemnification.** Lessor ~~**Lessor**~~ and its successors and assigns shall indemnify, defend, reimburse and hold Lessee ~~**Lessee**~~, its members, managers, employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy ~~or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees~~. Lessor's ~~**Lessor's**~~ obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) **Investigations and Remediations.** Lessor ~~Lessor shall~~ have ~~retain~~ the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, including any remediation measure that ~~unless such remediation measure~~ is required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. ~~Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor's investigative and remedial responsibilities.~~

(g) **Lessor Termination Option.** If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, ~~unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13)~~, Lessor ~~may, at Lessor's option, either (i)~~ Lessor shall investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably

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possible at Lessee's ~~Lessor's~~ expense, and ~~in which event~~ this Lease shall continue in full force and effect~~, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.~~

6.3 **Lessee's Compliance with Applicable Requirements.** Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to the such Requirements, without regard to whether such Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

6.4 **Inspection; Compliance.** Lessor and Lessor's "**Lender**" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by ~~Lessor~~ Lessee, including inspections in which ~~unless~~ a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. ~~In such case,~~ Lessee shall pay the cost of such commercially reasonable inspections or shall upon request reimburse Lessor for the cost of such inspection~~, so long as such inspection is reasonably related to the violation or contamination~~. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor.

7. **Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.**

7.1 **Lessee's Obligations.**

(a) **In General.** Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

(b) **Service Contracts.** Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, and (vi) clarifiers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c) **Failure to Perform.** If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

(d) **Replacement.** *See Addendum, Paragraph 54.* ~~Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (ie. 1/144th of the cost per month). Lessee shall pay interest on the unamortized balance but may prepay its obligation at any time.~~

7.2 **Lessor's Obligations.** Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

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7.3 **Utility Installations; Trade Fixtures; Alterations.**

(a) **Definitions.** The term "**Utility Installations**" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "**Trade Fixtures**" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "**Alterations**" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "**Lessee Owned Alterations and/or Utility Installations**" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

(b) **Consent.** Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month's Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

(c) **Liens; Bonds.** Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

7.4 **Ownership; Removal; Surrender; and Restoration.**

(a) **Ownership.** Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) **Removal.** By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) **Surrender; Restoration.** Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. **Insurance; Indemnity.**

8.1 **Payment For Insurance.** Lessee shall pay for all insurance required under Paragraph 8 ~~except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence~~. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

8.2 **Liability Insurance.**

(a) **Carried by Lessee.** Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The

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limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) **Carried by Lessor.** Lessor ~~may~~shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 **Property Insurance - Building, Improvements and Rental Value.** [*See Addendum, Paragraph 55.*]

(a) **Building and Improvements.** The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. ~~If the coverage is available and commercially appropriate, such~~ Such policy or policies shall insure against all risks of direct physical loss or damage (including ~~except~~ the perils of flood and/or earthquake in the amount of $1,000,000), ~~unless required by a Lender)~~, including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed (i) $25,000 ~~$5,000~~ per occurrence for property insurance, (ii) $100,000 for flood insurance per occurrence, and (iii) $100,000 for earthquake insurance, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) **Rental Value.** The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.

(c) **Adjacent Premises.** If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

8.4 **Lessee's Property; Business Interruption Insurance; Worker's Compensation Insurance.**

(a) **Property Damage.** Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) **Business Interruption.** Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) **Worker's Compensation Insurance.** Lessee shall obtain and maintain Worker Compensation Insurance in such amount as may be required by Applicable Requirements.

(d) **No Representation of Adequate Coverage.** Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

8.5 **Insurance Policies.** Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Rating" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 **Waiver of Subrogation.** Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7 **Indemnity.** Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its *members, managers, agents and employees*, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 **Exemption of Lessor and its Agents from Liability.** Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its *members, managers*, agents *or employees* shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the

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Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 **Failure to Provide Insurance.** Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9. See Addendum, Paragraph 56. ~~**Damage or Destruction.**~~

~~9.1 **Definitions.**~~

~~(a) "**Premises Partial Damage**" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total. Notwithstanding the foregoing, Premises Partial Damage shall not include damage to windows, doors, and/or other similar items which Lessee has the responsibility to repair or replace pursuant to the provisions of Paragraph 7.1.~~

~~(b) "**Premises Total Destruction**" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.~~

~~(c) "**Insured Loss**" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.~~

~~(d) "**Replacement Cost**" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.~~

~~(e) "**Hazardous Substance Condition**" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance , in, on, or under the Premises which requires remediation.~~

~~9.2 **Partial Damage - Insured Loss.** If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.~~

~~9.3 **Partial Damage - Uninsured Loss.** If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.~~

~~9.4 **Total Destruction.** Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.~~

~~9.5 **Damage Near End of Term.** If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the~~

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~~repair on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.~~

~~9.6 Abatement of Rent; Lessee's Remedies.~~

~~(a) **Abatement.** In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.~~

~~(b) **Remedies.** If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.~~

~~9.7 **Termination; Advance Payments.** Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.~~

10. **Real Property Taxes.**

10.1 **Definition.** As used herein, the term **"Real Property Taxes"** shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 **Payment of Taxes.** In addition to Base Rent, Lessee shall pay to *the tax collector of Riverside County* ~~Lessor~~ an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date *and shall provide evidence of payment to Lessee at least five (5) days prior to the applicable delinquency date*. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3 **Joint Assessment.** If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

10.4 **Personal Property Taxes.** Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. **Utilities and Services.** Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. **Assignment and Subletting.** *See Addendum, Paragraph 57.*

12.1 **Lessor's Consent Required.**

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, **"assign or assignment"**) or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a "change in the control of Lessee" *(as defined in Paragraph 66(e) of the Addendum)* shall constitute an assignment requiring consent. ~~The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee, shall constitute a change in control for this purpose.~~ *In addition, any event or series of events that is a Parent Company Voting Control Change (as defined in Paragraph 67) shall constitute an assignment requiring Lessor consent.*

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs,

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which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. **"Net Worth of Lessee"** shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 **Terms and Conditions Applicable to Assignment and Subletting.**

(a) Regardless of Lessor's consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

(c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor's consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3 **Additional Terms and Conditions Applicable to Subletting.** The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. **Default; Breach; Remedies.**

13.1 **Default; Breach.** A **"Default"** is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A **"Breach"** is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

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(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

(d) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a **"debtor"** as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

(i) Lessee's default of the terms of that certain Operating Agreement of BFG2011 Limited Liability Company dated April ___, 2011 (as may be amended) shall be a default under the Lease.

13.2 **Remedies.** If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

13.3 **Inducement Recapture.** Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred

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to as "**Inducement Provisions,**" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4 **Late Charges.** Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 5% ~~10%~~ of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

13.5 **Interest.** Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("**Interest**") charged shall be computed at the rate of 8% ~~10%~~ per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 **Breach by Lessor.**

(a) **Notice of Breach.** Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) **Performance by Lessee on Behalf of Lessor.** In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided, however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. **Condemnation.** If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "**Condemnation**"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. ~~**Brokerage Fees.**~~

~~15.1 **Additional Commission.** If a separate brokerage fee agreement is attached then in addition to the payments owed pursuant to Paragraph 1.9 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule attached to such brokerage fee agreement.~~

~~15.2 **Assumption of Obligations.** Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collecting any brokerage fee owed.~~

15.3 ~~**Representations and Indemnities of Broker Relationships.** Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred~~

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~~with respect thereto.~~

16. **Estoppel Certificates.**

(a) Each Party (as "**Responding Party**") shall within 10 business days after written notice from the other Party (the "**Requesting Party**") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "**Estoppel Certificate**" form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. **Definition of Lessor.** The term "**Lessor**" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. **Severability.** The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. **Days.** Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. **Limitation on Liability.** The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. **Time of Essence.** Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. **No Prior or Other Agreements; ~~Broker Disclaimer~~.** This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. ~~Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.~~

23. **Notices.**

23.1 **Notice Requirements.** All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2 **Date of Notice.** Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. **Waivers.**

(a) No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. ~~**Disclosures Regarding The Nature of a Real Estate Agency Relationship.**~~

~~(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should~~

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~~from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:~~

~~(i) Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.~~

~~(ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.~~

~~(iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.~~

~~(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.~~

~~(c) Lessor and Lessee agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.~~

26. **No Right To Holdover.** Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. **Cumulative Remedies.** No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. **Covenants and Conditions; Construction of Agreement.** All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. **Binding Effect; Choice of Law.** This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. **Subordination; Attornment; Non-Disturbance.**

30.1 **Subordination.** This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "**Security Device**"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "**Lender**") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 **Attornment.** In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Devise to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 **Non-Disturbance.** With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "**Non-Disturbance Agreement**") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the

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execution and delivery of a Non-Disturbance Agreement.

30.4 **Self-Executing.** The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. **Attorneys' Fees.** If any Party ~~or Broker~~ brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, **"Prevailing Party"** shall include, without limitation, a Party ~~or Broker~~ who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party ~~or Broker~~ of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. **Lessor's Access; Showing Premises; Repairs.** Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. **Auctions.** Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. **Signs.** Lessor may place on the Premises ordinary **"For Sale"** signs at any time and ordinary **"For Lease"** signs during the last 6 months of the term hereof. Except for ordinary **"for sublease"** signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. **Termination; Merger.** Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. **Consents.** Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37. **Guarantor.**

~~37.1 **Execution.** The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.~~

~~37.2 **Default.** It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.~~

38. **Quiet Possession.** Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. **Options.** If Lessee is granted an Option, as defined below, then the following provisions shall apply:

39.1 **Definition.** **"Option"** shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 **Options Personal To Original Lessee.** Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 **Multiple Options.** In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 **Effect of Default on Options.**

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to

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exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. **Multiple Buildings.** If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.

41. **Security Measures.** Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. **Reservations.** Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. **Performance Under Protest.** If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" with 6 months shall be deemed to have waived its right to protest such payment.

44. **Authority; Multiple Parties; Execution.**

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. **Conflict.** Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. **Offer.** Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. **Amendments.** This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. **Waiver of Jury Trial.** **THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.**

49. ~~**Arbitration of Disputes.** An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☐ is not attached to this Lease.~~

50. **Americans with Disabilities Act.** Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION ~~OR BY ANY BROKER~~ AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: ______________________	Executed at: ______________________
On: ______________________	On: ______________________

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©2001 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-13-3/10E

By LESSOR:

By:
Name Printed: William J. Barrett
Title: President

By:
Name Printed: Ann C. W. Green
Title: Secretary
Address:

Telephone:( )
Facsimile:( )
Email:
Email:
Federal ID No.

By LESSEE:

SUPREME INDIANA OPERATIONS, INC., a Delaware corporation

By:
Name Printed: Kim Korth
Title: President

By:
Name Printed: Matthew W. Long
Title: Assistant Secretary
Address:

Telephone:( )
Facsimile:( )
Email:
Email:
Federal ID No.

BROKER:

n/a

Attn:
Title:
Address:

Telephone:( )
Facsimile:( )
Email:
Federal ID No.
Broker/Agent DRE License #:

BROKER:

n/a

Attn:
Title:
Address:

Telephone:( )
Facsimile:( )
Email:
Federal ID No.
Broker/Agent DRE License #:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2001 - By AIR Commercial Real Estate Association. All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

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©2001 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM STN-13-3/10E

By: ______
Name Printed: William J. Barrett
Title: President
By: ______
Name Printed: Ann C. W. Green
Title: Secretary
Address: ______

Telephone:(___) ______
Facsimile:(___) ______
Email: ______
Email: ______
Federal ID No. ______

By LESSEE:
SUPREME INDIANA OPERATIONS, INC., a Delaware corporation

By: ______
Name Printed: Kim Korth
Title: President

By: ______
Name Printed: Matthew W. Long
Title: Assistant Secretary
Address: ______

Telephone:(___) ______
Facsimile:(___) ______
Email: ______
Email: ______
Federal ID No. ______

BROKER:
n/a

Attn: ______
Title: ______
Address: ______

Telephone:(___) ______
Facsimile:(___) ______
Email: ______
Federal ID No. ______
Broker/Agent DRE License #: ______

BROKER:
n/a

Attn: ______
Title: ______
Address: ______

Telephone:(___) ______
Facsimile:(___) ______
Email: ______
Federal ID No. ______
Broker/Agent DRE License #: ______

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2001 - By AIR Commercial Real Estate Association. All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

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©2001 - AIR COMMERCIAL REAL ESTATE ASSOCIATION
FORM STN-13-3/10E

ADDENDUM TO

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET

BY AND BETWEEN BFG2011 LIMITED LIABILITY COMPANY (LESSOR)

AND SUPREME INDIANA OPERATIONS, INC. (LESSEE)

 FOR THE PREMISES LOCATED

AT 22201 and 22135 ALESSANDRO BLVD., MORENO VALLEY, CALIFORNIA

THIS ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL SINGLE-TENANT LEASE-NET (“Addendum”) is made and entered into as of May 12, 2011 by and between BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 ALESSANDRO, LLC” (“Lessor”), and SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“Lessee”), and is attached to and incorporated into that certain Standard Industrial Commercial Single-Tenant Lease-Net (the “Form Agreement”).  The Form Agreement and this Addendum are collectively referred to as this “Lease.”  Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Form Agreement.  To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Form Agreement, the terms of this Addendum shall control.

51.           Rent.

(a)           Adjustment of Base Rent for Additional Financing Costs.  Concurrently with this Lease, Lessor is obtaining a loan in the original principal of $2,200,000 from Rumson Fair Haven Bank and Trust Company that shall be secured by the Premises (the “Loan”).  Commencing as of May 1, 2016, the Base Rent shall increase from time to time by the amount that Lessor’s Financing Costs during any Lease Year exceeds the amount of Lessor’s Financing Costs for the Premises during the Base Year.  Such excess is referred to herein as the “Excess Financing Costs.”  If Lessor reasonably believes there to be Excess Financing Costs during a Lease Year, Lessor shall deliver written notice to Lessee estimating the amount of the Excess Financing Costs and the monthly increase in the Base Rent to pay such Excess Financing Costs over such Lease Year.  Lessee shall pay such Excess Financing Costs as set forth in the written notice from Lessor; provided, however, that within ninety (90) days following the end of a Lease Year during which Lessee has made payments for Excess Financing Costs, Lessor shall provide a written reconciliation of the actual amount of the Excess Financing Costs.  If the amounts paid by Lessee for Excess Financing Costs exceed the actual amount of the Excess Financing Costs, then Lessee shall receive a credit in the amount of the overpayment by Lessee.  If the amounts paid by Lessee for the Excess Financing Costs are less than the actual amount of the Excess Financing Costs, then Lessee shall, within ten (10) days after the delivery of the written reconciliation, pay to Lessor the outstanding balance of the Excess Financing Costs.

(i)            “Lessor’s Financing Costs” are hereby defined as any and all costs and expenses incurred (directly or indirectly) by Lessor in connection with any loan made by a commercial lender that is secured by a deed of trust, mortgage or similar instrument encumbering the Premises (including, without limitation, interest, points and fees but excluding any fees that are required to be paid under Paragraph 54(a) below or that Lessee is expressly not required to pay under Paragraph 54(a) below); provided however, in the event that the aggregate principal amount for any such loan(s) exceed $3,000,000 (the “Maximum Principal”), Lessee shall be only be responsible for the payment of the portion the Excess Financing Costs that is based upon the Maximum Principal.

(ii)           “Lease Year” shall mean the period between May 1st and April 30th during each year during the Term of this Lease.

(iii)          “Base Year” shall mean May 1, 2011 through April 30, 2012.

(iv)          For purposes of this Paragraph 51(a), Lessee acknowledges and understands that (A) the Loan will mature approximately ten (10) years after Lease Commencement Date; (B) the terms of the Loan contemplate that the rate of interest on amounts owing under the Loan may be adjusted starting as of the sixth (6th) year of the term of the Loan; and (C) after the Loan matures, Lessor may obtain new financing that will be subject to this Paragraph.

For purposes of the this Paragraph 51(a), under the financing that Lessor is contemplating to obtain for the Premises, Lessor anticipates that during years 6 through 10 of the Lease the interest rate of the Loan shall be increased; provided that in no event shall the Base Rent be decreased from the Base Rent in effect immediately preceding the adjustment.  Any delay by Lessor in notifying Lessee of any increase in the amount of Lessor’s Financing Costs will not impair Lessor’s rights under this Paragraph 51(a).  The parties further agree that (1) any reduction in Lessor’s Financing Costs will not result in any decrease of the amount of the Base Rent under this Paragraph 51(a), and (2) any increase under this Paragraph 51(a) shall be cumulative with any increase under Paragraph 51(b) and Paragraph 51 (c).

(b)           Scheduled Adjustments to Base Rent during the Term.  Base Rent shall be adjusted to be equal to the “Fair Market Rental Value” as defined below, provided that in no event shall the Base Rent be decreased from the Base Rent in effect immediately preceding the adjustment.  The adjustment of Base Rent to Fair Market Rental Value shall be effective on the fifth anniversary of the Commencement Date, and at the election of Lessor each year thereafter.

(i)            Definition of Fair Market Rental Value.  The “Fair Market Rental Value” of the Premises shall be the rental rate, determined in accordance with this Paragraph 51(b) for similar industrial space in the Moreno Valley, California area that is: (A) not subleased; (B) not subject to another tenant’s expansion rights; (C) comparable in size, location, and quality to the Premises; and (D) leased for a term comparable to the remaining term of the Original Term.

(ii)           Rental Rate of Comparable Space.  In determining the rental rate of comparable space, the parties shall include all escalations and take into consideration the following concessions: (A) rental abatement concessions, if any, being granted to tenants in connection with the comparable space; and (B) tenant improvements or allowances provided or to be provided for the comparable space, taking into account the value of the existing improvements in the Premises, based on the age, quality, and layout of the improvements.

(iii)          Notice of Lessor’s Estimate of Fair Market Rental Value.  Within thirty (30) days after Lessor delivers to Lessee Lessor’s written notice electing to adjust the Base Rent under this Paragraph 51(b), Lessor shall deliver to Lessee a written notice (“Lessor’s Rent Notice”) to Lessee setting forth Lessor’s belief as to the Fair Market Rental Rate.  If Lessee agrees with the Fair Market Rental Value of Premises as set forth in the Lessor’s Rent Notice, then the Base Rent for the Premises shall be as set forth in the Lessor’s Rent Notice.

(iv)          Objection to Lessor’s Rent Notice.  If Lessee does not agree with Lessor’s belief as to the Fair Market Rental Value as set forth in the Lessor’s Rent Notice and if Lessee wishes to contest Lessor’s belief as to the Fair Market Rental Value in the Lessor’s Rent Notice, then Lessee must provide written notice to Lessor (within ten (10) days after Lessor’s delivery of the Lessor’s Rent Notice) stating that Lessee objects to Lessor’s belief as to the Fair Market Rental Rate.  If Lessee timely provides such written objection, the parties shall follow the procedure described in Paragraph 51(b)(v) below.  If Lessee fails to deliver a timely a written objection to Lessor’s Rent Notice, then, Lessee shall be deemed have accepted Lessor’s belief as to the Fair Market Rental Value of the Premises.

(v)           Dispute Resolution.  If Lessee timely and effectively objects to Lessor’s determination of Fair Market Rental Value under Paragraph 51(b)(iv), the disagreement shall be resolved under this Paragraph 51(b)(v).

(A)          Negotiated Agreement.  Lessor and Lessee shall diligently attempt in good faith to agree on the Fair Market Rental Value on or before the tenth (10th) day after Lessee’s objection to the Fair Market Rental Value under Paragraph 51(b)(iv) (the “Outside Agreement Date”).

(B)           Arbitration.  If Lessor and Lessee fail to reach agreement on or before the Outside Agreement Date, the Fair Market Rental Value shall be determined by arbitration under this Paragraph 51(b)(v)(B).

(1)           Parties’ Appointment of Arbitrators.  Within fifteen (15) days after the Outside Agreement Date, Lessor and Lessee shall each appoint one arbitrator and notify the other party of the arbitrator’s name and business address.  Each of the arbitrators must be a licensed real estate broker who has been active in the leasing of industrial properties in the Moreno Valley, California metropolitan area over the five-year (5-year) period ending on the date of his/her appointment as arbitrator(s).

(2)           Appointment of Third Arbitrator.  If each party timely appoints an arbitrator, the two (2) arbitrators shall, within ten (10) days after the appointment of the second arbitrator, agree on and appoint a third arbitrator (who shall be qualified under the same criteria set forth above for qualification of the initial two (2) arbitrators but shall not have been employed by Lessor or Lessee during the immediately preceding five-year period) and provide notice to Lessor and Lessee of the arbitrator’s name and business address.

(3)           Arbitrators’ Decision.  Within thirty (30) days after the appointment of the third arbitrator, the three (3) arbitrators shall determine the Fair Market Rental Value and shall notify Lessor and Lessee of their decision.  The decision of the majority of the three (3) arbitrators shall be binding on Lessor and Lessee

(4)           If Only One Arbitrator Is Appointed.  If either Lessor or Lessee fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator timely appointed by one of them shall reach a decision and notify Lessor and Lessee of that decision within thirty (30) days after the arbitrator’s appointment.  The arbitrator’s decision shall be binding on Lessor and Lessee.

(5)           Cost of Arbitration.  The cost of the arbitration and the arbitrator shall be paid by Lessee.

(c)           Adjustment of Base Rent under Paragraph 57 and Paragraph 58.  If Lessor elects to adjust the Base Rent under Paragraph 57(a), or Paragraph 58 of this Lease, the Base Rent shall be adjusted to be equal to the Fair Market Rental Value as defined above.  The adjustment of the Base Rent shall be first effective upon the earlier of (1) upon the occurrence of the assignment consented to by Lessor under Paragraph 57 or a Permitted Transfer and (2) upon the transfer of the Premises by Lessor under Paragraph 58.  Commencing on this 5th anniversary, the Base Rent shall be adjusted, if at all, under Paragraph 51 (b) and not this Paragraph 51(c).

52.           Condition of Premises.  Lessee is the previous owner of the Premises and has been in continuous possession of the Premises prior to the Commencement Date.  Lessee accepts the Premises in “AS IS” condition.  Lessor makes no representations, covenants or warranties whatsoever concerning the condition of the Premises, and has no obligation to construct, remodel, improve, repair, decorate or paint the Premises, except as specifically set forth in this Lease.  Lessee confirms that it has inspected the Premises prior to execution of this Lease, and that Lessee is relying upon its own inspection in executing this Lease and not any statement, representation or warranty of Lessee, its agents, employees or contractors.  Lessee’s taking possession of the Premises shall be deemed to constitute conclusive evidence that as of the date of taking possession the Premises are in good order and satisfactory condition.

53.           Restrictions of Record.  Lessee acknowledges and understands the Project is subject to certain existing restrictions of record (including, without limitation, a declaration of covenants, conditions and restrictions).  Without limiting any of the other provisions in this Lease, Lessee acknowledges that it has an opportunity to review such existing restrictions of record and Lessee agrees that it shall not use or occupy the Premises in a manner that violates the terms and conditions of such restrictions of record.

54.           Costs of Transaction.

(a)           The parties expressly acknowledge and agree that the intention of this Lease is to be a net lease under which Lessee is responsible for all costs and expenses relating to this Lease and the transactions contemplated herein.  Notwithstanding any provision in this Lease to the contrary, the parties agree that Lessee shall be responsible for all costs and expenses relating to the ownership, lease, use, maintenance, repair and restoration of the Premises, including, without limitation: any real property taxes; any gross receipt taxes incurred by Lessor as a result of the amounts paid by Lessee in connection with the Lease; any insurance premiums paid by Lessor in connection with the Premises (including, without limitation, any insurance maintained by Lessor under Paragraph 8 of the Form Lease); any capital expenditures required to be made in connection with the Building or any other improvements on the Premises, including, but not limited, all equipment, systems or other items referenced under Paragraph 7.1(b) of the Form Lease; subject to the limitations in Section 51, any points, fees (including, without limitation any fees in lieu of lender required compensating balances or similar requirements), or penalties (including, without limitation, prepayment penalties, yield maintenance payments or similar amounts) required to be paid by Lessor under any loan secured by a deed of trust, mortgage or similar instrument encumbering the Premises (but excluding any late charge or other penalty under any loan that is assessed as a result of Lessor’s failure to timely make a loan payment so long as Lessee has timely paid the Base Rent directly to Lessor), any brokerage commissions or finder’s fees resulting from Lessee’s failure to pay Base Rent relating to this Lease and the transactions contemplated herein; any commercially reasonable costs incurred by Lessor to inspect the Premises from time to time upon receipt by Lessor of written notice from a third party identifying issues with the condition of the Premises or as may be required by any commercial lender making, modifying or extending any loan secured by a deed of trust or mortgage encumbering the Premises; and any other costs incurred by Lessor (including, without limitation, attorneys’ fees) relating to or arising out of the preparation, negotiation and enforcement of this Lease and/or any other transactions contemplated under this Lease.

(b)           Without limiting any provision in this Lease to the contrary, with respect to any tax, fee, cost or expense for which Lessee is responsible, Lessor may (by written notice delivered to Lessee) elect from time to time to cause Lessee to be directly responsible to pay such costs and expenses to the appropriate authority (in the event of any taxes or fees) and/or vendor.  If Lessee is required to pay any taxes, fees, costs or expenses directly, then Lessee shall be required to provide Lessor with written evidence of the payment of such amounts at least five (5) days prior to the date such amounts are due.

55.           Property Insurance.  Lessee, as the Insuring Party under this Lease, shall (i) obtain Lessor’s prior written consent to the insurance required to be maintained by Lessee under Paragraph 8.3 of the Form Lease; and (ii) cause Lessor to be named as an additional named insured on the insurance required to be maintained under Paragraph 8.3 of the Form Lease.

56.           Casualty Damage.

(a)           Obligation to Restore.  If the whole or any part of the Building or other improvements on the Premises are damaged or destroyed during the Original Term as a result of any casualty (including, without limitation, fire, flood or earthquake), then, except as otherwise provided in this Lease:

(i)            Lessee, at its sole cost and expense, shall repair, restore or rebuild the Building and all the improvements on the Premises to substantially the condition that existed prior to such damage or destruction; provided that Lessee shall also be responsible for constructing any additional improvements that may be required by any applicable governmental authorities in connection with the repair and/or restoration of the Building and all other improvements on the Premises, and

(ii)           Notwithstanding part (i), if the damage or destruction occurs during the last sixty (60) months of the Original Term and if cost to repair and/or restore the damaged improvements exceeds twenty-five percent (25%) of the value of the Property (in Lessor’s reasonable discretion), then Lessor, at its sole and absolute discretion may terminate this Lease.

(b)           No Abatement.  There shall be no abatement of the Base Rent or other amounts required to be paid by Lessee under this Lease as a result of any damage or destruction of the Building or other improvements.

(c)           Disposition of Insurance Proceeds on Termination.  Upon termination as aforesaid, this Lease and the Original Term hereof shall cease and come to an end, any unearned rent or other charges paid in advance by Lessee shall be refunded to Lessee and Lessor shall be entitled to receive and retain any and all insurance proceeds.

(d)           Disbursement of Insurance Proceeds.  All proceeds of fire and extended coverage insurance collected as a result of any casualty damage to the improvements on the Premises shall be held by Lessor or such other person as may be designated by Lessor, and such proceeds shall be disbursed by Lessor or such other person in progress payments to Lessee for the repair and/or restoration of the Building and other improvements on the Premises under Paragraph 56(a)(i) above.

(e)           Further Assurances.   Lessee shall execute and deliver to Lessor and perform such other obligations as Lessor may request in connection with the disbursement and application of any insurance proceeds.

(f)            Waiver.  This Lease sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction.  Accordingly, the parties hereby waive the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 (and any successor statutes thereof permitting the parties to terminate this Lease as a result of any damage or destruction).

57.           Lessor’s Rights upon an Assignment.

(a)           Without limiting any rights or remedies of Lessor under this Lease, upon either (i) a written request by Lessee to assign its rights under this Lease (other than Permitted Assignments, as defined in Paragraph 57(b) below), or (ii) the occurrence of any assignment other than Permitted Assignments (including, without limitation, as a result of any “change in the control of Lessee” as defined in Paragraph 66(e)), then Lessor may, at its sole and absolute discretion delivered by written notice within 30 days after Lessor becomes aware of the events in either (i) or (ii), either (1) elect to terminate this Lease effective within one hundred eighty (180) days after Lessor’s notice (or such longer period as may be elected by Lessor by written notice to Lessee (the “Assignment Termination Date”), or (2) elect to cause the Base Rent to be increased pursuant to Paragraph 51(c) of this Addendum.

(b)           Notwithstanding any provision in the Lease to the contrary, Lessor hereby consents to any assignment or transfer of Lessee’s entire right, title and interest in and to this Lease to any entity owned, controlled, or under common control with Lessee (“Permitted Assignments”).

(c)           No assignment of Lessee’s rights hereunder shall relieve Lessee of its liabilities and obligations under this Lease.

(d)           Notwithstanding Lessor’s election to terminate the Lease pursuant to Paragraph 57(a) above, if the Purchase Option Date (as defined in Paragraph 62(a) below) and Assignment Termination Date have not yet occurred, Lessee may notify Lessor that it has elected to exercise the Purchase Option (as provided in Paragraph 62).  For purposes of Lessee’s election under this Paragraph 57 (d), the closing of the purchase and sale of the Premises shall occur no later than One Hundred Eighty (180) days from the date of the written notice delivered under part (1) of Paragraph 57(a) above.

58.           Sale of the Premises by Lessor.  Upon the first sale of the Premises by Lessor after the date of this Lease, Lessor may cause the Base Rent to be increased pursuant to Paragraph 51(c) of this Addendum.

59.           Lessor’s Reservation of Rights.  Notwithstanding any provision in the Lease Agreement to the contrary, Lessee acknowledges and understands that Lessor is expressly reserving the following rights with respect to the Premises:

(a)           The right to install solar, wind and other energy producing equipment for the purpose of (i) servicing the Premises and/or (ii) producing power for third parties.

(b)           The right to lease or license portions of the Premises (including areas on the roof of the Building and areas in the parking lot of the Premises) to wireless communications providers for the installation and operation of communications facilities.

(c)           Lessee shall reasonably cooperate with Lessor’s exercise of its reserved rights under this Paragraph.  If and to the extent Lessor receives rent or other compensation as a result of the rights reserved under this Paragraph, Lessee shall not be entitled to receive any amounts received by Lessor and/or to receive a deduction or abatement of any amounts required to be paid by Lessee under this Lease Agreement.

Lessor’s use of the Premises under (a) and (b) of this Paragraph 59 shall not unreasonably interfere with Lessee’s use of the Premises.

60.           Limitation on Liability for Lessor Affiliates.  No present or future member, manager, shareholder, director officer, employee or agent of Lessor shall (a) have any personal liability in connection with this Lease, (b) be personally liable for any claim, demand or action arising out of or related to this Lease, or (c) be personally liable for any default or breach of this Lease by Lessor or Lessor’s contractors, agents, representatives, employees or invitees.  Lessee agrees that it will look solely to the assets of Lessor in the event of any default or breach by Lessor or any claim by Lessee under this Lease.

61.           Lessor Exculpation and Limitation on Liability.

(a)           Exculpation.   Except for claims directly attributable to the active gross negligence of Lessor as evidenced by a final judgment by a court of competent jurisdiction after the expiration of all applicable appeal periods, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to the Premises, injury and death to persons and all claims of any other nature resulting from Lessee’s use of all or any part of the Premises, and, notwithstanding the negligence or breach of this Lease by Lessor or its agents, Lessee hereby waives all claims in respect thereof against Lessor, Lessor’s property manager, any other occupant or tenant of the Project or any other person, to the extent permitted by law.  Neither Lessor nor its agents or employees shall be liable for loss of or damage to any property of Lessee by theft or otherwise.  Neither Lessor nor its employees or agents shall be liable for any defects in the Premises, nor shall Lessor be liable for the negligence or misconduct, including, but not limited to, criminal acts, by maintenance or other personnel or contractors serving the Premises or third parties.  All property of Lessee kept or stored on the Premises shall be so kept or stored at the risk of Lessee only, and Lessee shall indemnify, defend and hold Lessor harmless for, from and against, and shall be responsible for, any claims arising out of damage to the same, including subrogation claims by Lessee’s insurance carriers.  None of the events or conditions set forth in this Paragraph or in Paragraph 8.8 of the Form Lease shall be deemed a constructive or actual eviction or result in a termination of the Lease Agreement, nor shall Lessee be entitled to any abatement or reduction of Rent by reason thereof.

(b)           Limitation on Liability.  Notwithstanding anything to the contrary in the Lease Agreement, Lessor and Lessee agree that neither Lessor nor its members, managers, officers, employees, or agents will be liable and Lessee hereby waives and releases all claims, causes of action, or other rights of recovery it may ever have against Lessor or its members, managers, officers, employees, and agents for (i) theft or other crimes or similar misconduct on the Premises; (ii) negligent or other acts or omissions by occupants, users or contractors on the Premises or their employees, agents, contractors, customers, or visitors; (iii) loss or damage to Premises or injury or death to persons resulting to any extent from any negligent or other act or omission of Lessee or its employees, agents, invitees, representatives, licensees or contractors at the Premises, from any failure of Lessee to comply with or perform its obligations under the Lease Agreement, or from the use and occupancy of the Premises by Lessee; (iv) any loss of business or profits of Lessee or other consequential damages; or (v) exemplary, punitive, or other special damages of any kind.

62.           Purchase Option.  Lessor grants to Lessee an option to purchase the Premises until April 30, 2016 (the “Purchase Option Date”) upon the terms and conditions set forth in the “Option to Purchase” attached hereto as Rider “1” attached hereto and incorporated by this reference (the “Purchase Option”).  If Tenant elects to exercise the Purchase Option, Tenant shall provide to Lessor written notice of Lessee’s election to purchase the Premises sixty (60) days prior to the Purchase Option Date.  The closing of the purchase and sale of the Premises under the Purchase Agreement (as defined in Rider “1”) shall occur on or before the Purchase Option Date through an escrow to be held at a Chicago Title Insurance Company.

(a)           Lessor shall execute and deliver to Lessee a memorandum of the Purchase Option in the form attached hereto as Rider “2” and incorporated by reference (the “Memorandum of Purchase Option”).  The Memorandum of Purchase Option shall be recorded in the Official Records of Riverside County, California.

(b)           If and to the extent that the Premises has been subject to a casualty or condemnation prior to the closing of the purchase under the Purchase Option, then all proceeds from such casualty shall be (i) assigned to Lessee to the extent that such amounts had not been paid to Lessor, and (ii) be credited against the purchase price to the extent such amounts had been paid to Lessor.

(c)           Without limiting the foregoing provisions of this Paragraph, the Purchase Agreement shall contain the following terms and conditions: (i) there shall be no right on the part of the Lessee to terminate the Purchase Agreement (as such term is defined in Rider “1) based upon a feasibility inspection; and (ii) the representations and warranties made by Lessor herein regarding the legal and physical condition of the Premises shall be restated in the Purchase Agreement.

(d)           Prior to termination of the Purchase Option or the purchase of the Premises pursuant to the Purchase Agreement, Lessor shall not place any lien or encumbrance against the Premises or otherwise cause or permit any document, agreement, restriction, and/or instrument to be recorded against the Premises (other than the memorandum of the Purchase Option) without Lessee’s prior written consent; provided, however, that Lessee shall consent to any lien or encumbrance for which a Non-Disturbance Agreement is executed between Lessee and the holder of such lien or encumbrance pursuant to Paragraph 30.3 of the Form Lease.

(e)           As part of the Purchase Agreement, Lessor shall convey any and all rights that the Lessor may have in any personal property relating to the use or operation of the Premises.

63.          Right of First Refusal.

(a)           Grant of Right to Lessee.  Lessor hereby grants Lessee until April 30, 2016 (the “Right of First Refusal Expiration Date”) a right of first refusal to purchase the Premises upon the terms and conditions set forth in this Paragraph 63 (the “Right of First Refusal”).  Lessor shall execute and deliver to Lessee a memorandum of the Right of First Refusal in the form attached hereto as Rider “2” and incorporated by reference (the “Memorandum of Right of First Refusal”).  The Memorandum of the Right of First Refusal shall be recorded in the Official Records of Riverside County, California.

(b)           No Transfer Without Notice.  Without first giving Lessee the “Proposed Sale Notice” (as defined below) and complying with the other provisions of this Agreement, Lessor shall not undertake any Sale of the Premises (as defined below).

(c)           Giving of Notice.  In the event of a Proposed Sale (as defined below), Lessor immediately shall give Lessee written notice of the Proposed Sale (the “Proposed Sale Notice”), which sets forth the proposed transferee’s name, and a summary of the terms of the Proposed Sale, including without limitation, the purchase price, method of payment and closing date.  Lessor shall attach to the Proposed Sale Notice the following:  (1) a copy (if available) of the agreement of purchase and sale, offer to purchase or similar transfer agreement, which has signed by the proposed transferee (the “Proposed Sale Agreement”); and (2) a copy of any fully signed letter of intent relating thereto received by Lessor incident to the Proposed Sale.

(d)           Purchase of the Premises.

(i)            Lessee’s Notice of Purchase.  If Lessee, within thirty (30) days after receipt of the Proposed Sale Notice (“Lessee’s Election Period”), elects to purchase the Premises by written notice to Lessor (the “Purchase Notice”), Lessor shall sell and convey the Premises to Lessee on the same terms and conditions as set forth in the Proposed Sale Notice.  If the purchase price or the method of payment of the purchase price in the Proposed Sale Notice changes prior to the closing of the Proposed Sale, Lessor shall give to Lessee a revised Proposed Sale Notice with the revised purchase price and/or method of payment of purchase price (the “Revised Proposed Sale Notice”).  Lessee shall have ten (10) days after receipt of the Revised Proposed Sale Notice (“Lessee’s Revised Election Period”), to elect to purchase the Premises by written notice to Lessor (the “Revised Purchase Notice”).  If Lessee does not elect to exercise its Right of First Refusal then, for a period of three (3) months after the Lessee’s Election Period or Lessee’s Revised Election Period, as applicable, Lessor may complete the Sale free of this Right of First Refusal on the same terms and conditions offered to Lessee as set forth in the Proposed Sale Notice.

(ii)           Termination of Right to Purchase.  The Right of First Refusal shall terminate and extinguish upon any of the following:  (A) if Lessee fails to exercise the Right of First Refusal within Lessee’s Election Period provided the offer from the transferee presented to Lessee in the Proposed Sale Notice was a valid, bona fide and binding third party offer; (B) April 30, 2016 or (C) Lessor’s completion of a Sale pursuant to the terms of this Paragraph 63.  Upon any such termination, Lessee shall execute a quitclaim deed to evidence Lessee’s relinquishment in the Premises.

(e)           Definitions.  For purposes of this Paragraph 63, the following terms are hereby defined:

(i)            “Proposed Sale” shall mean a Sale that Lessor proposes to undertake.

(ii)           “Sale” shall mean any transfer, sale, lease, or other conveyance of any portion of the Premises, whether by agreement for sale or in any other manner.

64.          Statement of Interest by Lessor for Sale of the Premises.   After expiration of the Purchase Option and Right of First Refusal, Lessor hereby acknowledges that it will have a continuing interest (but not an obligation) to sell the Premises to Lessee from time to time at a purchase price equal to the greater of (i) $4,100,000 increased by a 4% percent increase per year from the Lease Commencement Date or (ii) the then-existing fair market value (as determined by Lessor (in its sole and absolute discretion).  If Lessee desires to purchase the Premises from Lessor, Lessee may make a written offer to Lessor (based upon a minimum of the foregoing terms) and Lessor may (in its sole and absolute discretion) either elect to accept or reject such offer.

65.          Subordination, Attornment and Non-Disturbance Agreement.  In connection with its original financing of the Premises, Lessor shall request that its lender agree to execute a non-disturbance agreement in favor of Lessee so long as Lessee agrees to acknowledge the subordination of this Lease and Lessee’s agreement to attorn to such lender or other purchaser at a foreclosure sale under the lender’s deed of trust.

66.          Definitions.  For purposes of the Lease, the following definitions shall apply:

(a)           “HVAC” shall mean any existing heating, ventilating and air conditioning systems located at the Premises.

(b)           “Building” shall mean the structural elements of the roof, bearing walls and foundations of any buildings located on the Premises.

(c)           “Applicable Requirements” shall mean any applicable laws, covenants or restrictions of record, regulations and ordinances.

(d)           “Capital Expenditure” shall mean the construction of an addition or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Premises and/or Building.

(e)           “change in control of Lessee” shall mean either:

(i)            Lessee ceases to be wholly owned directly or indirectly by the parent company that owns Lessee as of the date of this Lease, or

(ii)           a Parent Company Voting Control Change occurs.

(f)            “Related Person” shall mean:

(1)           Any immediate family member or descendent of William J. Barrett, Herbert M. Gardner or Edward T. Flynn, and the respective heirs, executors and administrators and beneficiaries of the estates of William J. Barrett, Herbert M. Gardner or Edward T. Flynn or any such family members.

(2)           Any trust, corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners, members, owners or persons beneficially holding an 80% or more controlling interest of William J. Barrett, Herbert M. Gardner or Edward T. Flynn or any Related Person identified in clause (1) above.

(g)           “Permitted Holder” means William J. Barrett, Herbert M. Gardner, Edward T. Flynn or any Related Person.

(h)           “Person” means any individual, corporation, association, partnership, joint venture, limited liability company, trust, estate, or other legal entity or organization.

(i)            “Affiliate” means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person.

(j)            “Parent Company Voting Control Change” shall mean a transfer, on a cumulative basis, of voting stock which results in any Person and such Person’s Affiliates (other than a Permitted Holder) holding 35% of the voting stock of the parent company of the Lessee.

67.          Lessor Liability upon Transfer.  In the event of any transfer of the Premises, the parties agree that Lessor shall remain responsible for its obligations during the period in which Lessor was the owner of record of the Premises.  To the extent that

Lessor fails to transfer to any transferee or assignee the Security Deposit (including a transfer as a result of a foreclosure of the Premises), Lessor shall remain liable to Lessee for any unused Security Deposit.

68.          Right of First Offer. Lessee shall have a one time right of first offer (“ROFO”) for purchase of the Premises for a period from the Commencement Date of the Lease and continuing until the Expiration Date of the Lease (the “Right of First Offer Period”).  If Lessor desires to sell the Premises during the Right of First Offer Period to any third parties, Lessor shall notify Lessee in writing of such desire. Lessee may, within 30 days of receipt of such notice from Lessor, submit to Lessor a written “First Offer” for the purchase of the Premises.  Lessor shall have five (5) days after receipt of the First Offer during which to accept or reject such offer; provided that Lessor shall have no obligation to accept such offer and that Lessor’s failure to respond to Lessee’s offer will be deemed to constitute Lessor’s rejection of Lessee’s First Offer.  If Lessee fails to give such First Offer, then Lessee shall have no further rights under this ROFO.  If Lessor rejects Lessee’s First Offer, for four (4) months following the date of Lessee’s First Offer, Lessor shall not sell the Premises to a third party for a purchase price less than the purchase price set for in Lessee’s First Offer.   After such fourth month, Lessor shall have the right to sell the Premises upon such terms and conditions as Lessor may desire.  Lessee shall not have the right to submit more than one First Offer during the Right of First Offer Period.

[Signatures on next page.]

IN WITNESS WHEREOF, the parties have executed this Addendum to Standard Industrial Commercial Single-Tenant Lease-Net concurrently with the execution of the Standard Industrial Commercial Single-Tenant Lease-Net.

LESSOR:	BFG2011 LIMITED LIABILITY COMPANY,
a New Jersey limited liability company,
doing business in California as
“22135 Alessandro, LLC”

	By:	/s/ William J. Barrett
	Name:	William J. Barrett
	Title:	President

	By:	/s/ Ann C. W. Green
	Name:	Ann C. W. Green
	Title:	Secretary

LESSEE:	Supreme Indiana Operations, Inc.,
a Delaware corporation

	By:	/s/ Kim Korth
	Name:	Kim Korth
	Title:	President

	By:	/s/ Matthew W. Long
	Name:	Matthew W. Long
	Title:	Assistant Secretary

EXHIBIT “A”

Legal Description

The land referred to in this Commitment is in the State of California, County of Riverside and is described as follows:

PARCEL 1:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE PER INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116.. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE SOUTH 00° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ALONG THE EAST LINE OF SAID LOT 2; THENCE NORTH 0° 16’ 40” EAST ALONG SAID EAST LINE A DISTANCE OF 590.05 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE AS INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29”

EAST

DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 0° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ON THE EAST LINE OF SAID LOT 2; THENCE SOUTH 00° 16’ 40” WEST ALONG SAID EAST LINE A DISTANCE OF 656.41 FEET TO THE SOUTHEAST CORNER OF SAID LOT 2;

THENCE SOUTH 89° 44’ 11” WEST ALONG THE SOUTH LINE OF SAID LOT 2 A DISTANCE OF 698.00 FEET TO A POINT LYING 624.81 FEET FROM THE SOUTHWEST CORNER OF SAID LOT 2, AS MEASURED ALONG SAID SOUTH LINE; THENCE NORTH 01° 11’00” WEST A DISTANCE OF 613.83 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 39.84 FEET; THENCE NORTH 00° 26’ 21” WEST A DISTANCE OF 455.44 FEET; THENCE SOUTH 89° 47’ 15” EAST A DISTANCE OF 52.02 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 4 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 3:

AN UNDIVIDED 2/3RDS INTEREST IN AND TO THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE, AS INSTRUMENT NO. 65695 RECORDED JUNE18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. . .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE NORTH 89° 47’ 15” WEST A DISTANCE OF 52.02 FEET; THENCE NORTH 47° 36’ 28” EAST A DISTANCE OF 170.77 FEET; THENCE NORTH 01° 17’ 29” WEST A DISTANCE OF 52.00 FEET TO A POINT ON SAID NORTH LINE; THENCE NORTH 88° 42’ 32” EAST ALONG SAID NORTH LINE A DISTANCE OF 60.00 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL A OF PARCEL MAP WAIVER/ CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

RIDER 1

OPTION TO PURCHASE

This Rider 1 is attached to, made a part of, incorporated into, and amends and supplements, that certain AIR Standard Industrial/Commercial Single-Tenant Lease — Net dated May             , 2011 (the “Lease”), by and between BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 ALESSANDRO, LLC” (“Lessor”), and SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“Lessee”). Lessor and Lessee agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth in this Rider 1 will be deemed to be a part of the Lease and will supersede any contrary provisions in the Lease and shall prevail and control for all purposes. All references in the Lease and in this Rider 1 to the defined term “Lease” are to be construed to mean the Lease as amended and supplemented by this Rider 1. Capitalized terms which are not defined in this Rider 1 have the meanings given to them in the Lease.

1.             OPTION TO PURCHASE. Lessor desires to grant an option to Lessee to acquire the Premises (the “Purchase Option”) and Lessee hereby accepts said Purchase Option at the Purchase Price (as defined below) and upon the other terms and conditions stated herein. Lessee’s Purchase Option and the acquisition of the Premises by Lessee shall be subject to this Rider “1” and the Purchase Agreement as defined below.

(a)      The “Purchase Price” under the Purchase Option from the Commencement Date of the Lease until April 30, 2013 shall be the amount of Four Million One Hundred Thousand Dollars ($4,100,000.00). For the remaining term of the Purchase Option, the Purchase Price shall be as follows: (i) from May 1, 2013 through April 30, 2014, the Purchase Price shall be ninety percent (90%) of the Fair Market Value of the Premises as defined below, but in no event less than Four Million One Hundred Thousand Dollars ($4,100,000), (ii) from May 1, 2014 through April 30, 2015, the Purchase Price shall be ninety-three percent (93%) of the Fair Market Value of the Premises, but in no event shall not be less than Four Million One Hundred Thousand Dollars ($4,100,000), and (iii) from May 1, 2015 through April 30, 2016, the Purchase Price shall be ninety-six percent (96%) of the Fair Market Value of the Premises, but in no event shall be less than Four Million One Hundred Thousand Dollars ($4,100,000).

1)        For purposes of this Agreement, the “Fair Market Value of the Premises” shall be the amount that a willing seller would accept from a willing buyer and that a willing buyer would pay to a willing seller for a industrial commercial real property similarly situated in Riverside County, California, taking into account all of the conditions currently affecting the Premises. The Fair Market Value of the Premises shall be determined as of the date of close of escrow for the purchase of the Premises and not at the date that the Purchase Option is exercised. Lessor and Lessee hereby agree that the Fair Market Value of the Premises shall be determined in accordance with this Paragraph 1(a)(1):

(A)  Within ten (10) days after Lessee delivers to Lessor, Lessee’s written notice electing to exercise the Purchase Option, Lessor shall deliver to Lessee a written notice to Lessee stating Lessor’s belief as to the Fair Market Value of the Premises (“Lessor’s FMV Notice”). If Lessee agrees with Lessor’s FMV Notice, then the Fair Market Value of the Premises shall be as set forth in the Lessor’s FMV Notice.

(B)  If Lessee does not agree with Lessor’s belief as to the Fair Market Value of the Premises as set forth in the Lessor’s FMV Notice and if Lessee wishes to contest Lessor’s belief as to the Fair Market Value in the Lessor’s FMV Notice, then Lessee must provide written notice to Lessor (within ten (10) days after Lessor’s delivery of the Lessor’s FMV Notice) stating that Lessee objects to Lessor’s belief as to the Fair Market Value of the Premises. If Lessee timely provides such written objection, the parties shall follow the procedure described in Paragraph 1(a)(1)(C) below. If Lessee fails to deliver a timely a written objection to Lessor’s FMV Notice, then, Lessee shall be deemed have accepted Lessor’s belief as to the Fair Market Value of the Premises.

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(C)  If Lessee timely and effectively objects to Lessor’s determination of Fair Market Value under this Paragraph, the disagreement shall be resolved as follows:

(1)  Lessor and Lessee shall diligently attempt in good faith to agree on the Fair Market Value on or before the tenth (10th) day after Lessee’s objection to the Fair Market Value (the “Outside Agreement Date”).

(2)  If Lessor and Lessee fail to reach agreement on or before the Outside Agreement Date, the Fair Market Value shall be determined by arbitration under this Paragraph 1(a)(1)(C)(2).

A.       Within fifteen (15) days after the Outside Agreement Date, Lessor and Lessee shall each appoint one arbitrator and notify the other party of the arbitrator’s name and business address. Each of the arbitrators must be a licensed real estate broker who has been active in the leasing of industrial properties in the Moreno Valley, California metropolitan area over the five-year (5-year) period ending on the date of his/her appointment as arbitrator(s).

B.       If each party timely appoints an arbitrator, the two (2) arbitrators shall, within ten (10) days after the appointment of the second arbitrator, agree on and appoint a third arbitrator (who shall be qualified under the same criteria set forth above for qualification of the initial two (2) arbitrators but shall not have been employed by Lessor or Lessee during the immediately preceding five-year period) and provide notice to Lessor and Lessee of the arbitrator’s name and business address.

C.       Within thirty (30) days after the appointment of the third arbitrator, the three (3) arbitrators shall determine the Fair Market Value of the Premises and shall notify Lessor and Lessee of their decision. The decision of the majority of the three (3) arbitrators shall be binding on Lessor and Lessee

D.       If either Lessor or Lessee fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator timely appointed by one of them shall reach a decision and notify Lessor and Lessee of that decision within thirty (30) days after the arbitrator’s appointment. The arbitrator’s decision shall be binding on Lessor and Lessee.

E.      The cost of the arbitration and the arbitrator shall be paid by Lessee.

(b)    The term of the Purchase Option shall commence on the Commencement Date of the Lease and shall terminate on the earlier of (i) April 30, 2016, and (ii) the date Lessee exercises the Purchase Option (the “Purchase Option Term”). The Purchase Option must be exercised, if at all, by written notice delivered by Lessee to Lessor no later than the expiration of the Purchase Option Term.

(c)    The closing of the sale of the Premises pursuant to this Paragraph 1 shall occur no later than that date which is the earlier of (i) April 30, 2016, and (ii) sixty days following Lessee’s exercise of the Purchase Option (the “Purchase Option Outside Date”).

(d)     If the Purchase Option is not exercised in accordance with the terms and conditions of this Paragraph 1 prior to the expiration of the Purchase Option Term, or if the closing of the sale of the Premises shall not occur on or before the Purchase Option Outside Date, or if Lessee defaults under any of the terms or provisions contained in the Lease as amended hereby beyond any applicable notice and cure period (whether or not Lessee has

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exercised the Purchase Option), then the Purchase Option shall automatically and immediately terminate without notice and, thereafter, Lessee shall have no right or interest whatsoever to purchase the Premises. Lessee acknowledges that, once terminated, the Purchase Option may not be revived by any subsequent act of Lessee.

(e)     Lessee agrees, concurrent with the execution of this Lease, to execute, acknowledge and deliver to Lessor a “Quitclaim Deed,” in the form attached hereto as Schedule “1,” conveying to Lessor any and all rights of Lessee to acquire the Premises pursuant to the terms of this Rider 1 or the Purchase Agreement, as defined below. Lessor shall not record the Quitclaim Deed until (i) after the expiration of the Purchase Option Outside Date, or (ii) a Breach as provided in Paragraph 13.1 of the Form Lease. After the Purchase Option Outside Date or a Breach, Lessee agrees, within ten (10) days after receipt of written request from Lessor, to execute, acknowledge and deliver any other instruments reasonably required by Lessor or any title company to remove the cloud of this Purchase Option from title to the Premises. In the event, Lessee exercises the Purchase Option, concurrent with the “Closing,” as such term is defined in the Purchase Agreement, Lessor shall return the original Quitclaim Deed to Lessee.

(f)     The Purchase Option shall be exercised by Lessee, if at all, by Lessee delivering, prior to the expiration of the Purchase Option Term, to “Escrow Agent,” as such term is defined in the Purchase Agreement, Lessee’s good faith deposit in the amount of $100,000.00 (the “Deposit”) and a duly executed counterpart of a purchase agreement in the form of the then current AIR Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (the “Purchase Agreement”) (with a copy to Lessor), dated as of the date of Lessee’s delivery of the Purchase Agreement to Escrow Holder. Lessor shall then deliver to Escrow Holder (with a copy to Lessee). Lessee shall be responsible for all costs, fees and expenses in connection with the Purchase Option and the close of escrow of the purchase of the Premises, including, without limitation, any loan fees, prepayment penalties or fees, breakage fees, recording fees, documentary tax transfer fees, escrow fees, title charges, and all other costs and expenses under any loan secured by the Premises.

2.             OPTION.

(a)         As used in this Paragraph, the word “Option” means the Purchase Option pursuant to Paragraph 1 herein.

(b)         The Option is personal to the original Lessee executing the Lease and/or any transferee whose transfer was consented to by Lessor pursuant to Paragraph 12 of the Lease (the “Permitted Transferee”) and may be exercised only by the original Lessee executing the Lease and/or any Permitted Transferee while occupying the entire Premises and without the intent of thereafter assigning the Lease or subletting the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the original Lessee executing the Lease and/or any Permitted Transferee. The Option is not assignable separate and apart from this Lease, nor may the Option be separated from the Lease in any manner, either by reservation or otherwise.

(c)          Lessee shall have no right to exercise the Option, notwithstanding any provision of the grant of Option to the contrary, and Lessee’s exercise of the Option may be nullified by Lessor and deemed of no further force or effect, if (i) Lessee shall be in default of any monetary obligation or material non-monetary obligation beyond any applicable notice and cure periods under the terms of the Lease as of Lessee’s exercise of the Option or at any time after the exercise of such Option and prior to the commencement of the Option event, or (ii) Lessor has given Lessee two (2) or more notices of default and Lessee has failed to cure same on or before the expiration of any applicable cure period, during any twelve (12) consecutive month period.

3.             LESSEE’S INSPECTIONS AND OTHER DUE DILIGENCE.

(a)           General Due Diligence. Except for title and survey matters (which shall be governed by the provisions of Paragraph 4 below), Lessee shall have until the expiration of the Purchase Option Term, TIME BEING OF THE ESSENCE (the period of time commencing upon the date hereof and continuing through and including such time on such date being herein called the “Due Diligence Period”) within which to perform and complete all of Lessee’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Premises (as defined in the Purchase Agreement), including all leases and service contracts, and all physical, environmental and compliance matters and conditions respecting the Premises (collectively, the “Investigations”),

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which Investigations shall at all times be subject to Lessee’s compliance with the provisions of this Paragraph 3 and all other terms and conditions of this Lease. During the Due Diligence Period, Lessee shall maintain reasonable access to the Premises pursuant to the terms of this Lease and Lessor shall also make available to Lessee, at the offices of Lessor and/or the property manager of the Premises, access to such leases, service contracts, and other contracts and agreements with respect to the Premises in Lessor’s possession as Lessee shall reasonably request, all upon reasonable advance written notice; provided, however, in no event shall Lessor be obligated to make available (1) any document or correspondence which would be subject to the attorney-client privilege; (2) any document or item which Lessor is contractually or otherwise bound to keep confidential; (3) any documents pertaining to the marketing of the Premises for sale to prospective purchasers; (4) any internal memoranda, reports or assessments of Lessor or Lessor’s affiliates relating to Lessor’s valuation of the Premises; (5) appraisals of the Premises whether prepared internally by Lessor or Lessor’s affiliates or externally; or (6) any documents which Lessor considers confidential or proprietary. Lessee shall furnish to Lessor, at no cost or expense to Lessor, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports (other than internal analysis and proprietary information of the Lessee) relating to the Investigations which Lessee shall obtain with respect to the Premises promptly after Lessee’s receipt of same.

Without limiting the foregoing, in no event shall Lessee or Lessee’s Representatives, without the prior written consent of Lessor (which consent may not be unreasonably withheld): (i) make any intrusive physical testing (environmental, structural or otherwise) at the Premises (such as soil borings, water samplings or the like), and/or (ii) contact any governmental authority having jurisdiction over the Premises.

The foregoing obligations shall survive the termination of this Lease and/or the Closing (as defined in the Purchase Agreement).

(b)             Premises Information and Confidentiality. All Information (as hereinafter defined) provided to Lessee shall be subject to the following terms and conditions:

(i)           Neither Lessor nor any Lessor Indemnified Party makes any representation or warranty as to the truth, accuracy or completeness of the Information, or any other studies, documents, reports or other information provided to Lessee hereunder and expressly disclaims any implied representations as to any matter disclosed or omitted.

(ii)          Lessee agrees that neither Lessee nor Lessee’s Representatives shall, at any time or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, entity or association the Information, or any other knowledge or information acquired by Lessee or Lessee’s Representatives from Lessor, any Lessor Indemnified Party or by Lessee’s own inspections and investigations, other than matters that were in the public domain at the time of receipt by Lessee or Lessee’s Representatives. Without Lessor’s prior written consent (which consent may not be unreasonably withheld), Lessee shall not disclose and Lessee shall direct Lessee’s Representatives not to disclose to any person, entity or association or any of the terms, conditions or other facts with respect to this Lease or the Purchase Agreement, including, without limitation, the status hereof. Notwithstanding the foregoing, Lessee may disclose such of the Information and its other reports, studies, documents and other matters generated by it and the terms of this Lease and/or the Purchase Agreement (A) as required by law or court order (provided prior written notice of such disclosure shall be provided to Lessor) and (B) as Lessee deems necessary or desirable to Lessee’s Representatives in connection with Lessee’s Investigation and the transaction contemplated hereby, provided that those to whom such Information is disclosed are informed of the confidential nature thereof and agree(s) to keep the same confidential in accordance with the terms and conditions hereof.

(iii)         Intentionally Omitted.

(iv)         Lessee and Lessee’s Representatives shall use reasonable care to maintain in good condition all of the Information furnished or made available to Lessee and/or Lessee’s Representatives in accordance with this Paragraph 3(b). In the event this Lease and/or the Purchase Agreement is terminated, Lessee and Lessee’s Representatives shall promptly deliver to Lessor all originals and copies of the Information in the possession of Lessee and Lessee’s Representatives.

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(v)         As used in this Rider 1, the term “Information” shall mean any of the following: (A) all information and documents in any way relating to the Premises, the operation thereof or the sale thereof, including, without limitation, all leases and contracts furnished to, or otherwise made available for review by, Lessee or its directors, officers, employees, affiliates, partners, members, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers and financial advisors (collectively, “Lessee’s Representatives”), by Lessor or any Lessor Indemnified Party or their agents or representatives, including, without limitation, their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, and (B) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Lessee or Lessee’s Representatives containing or based on, in whole or in part, the information or documents described in the preceding clause (A), the Investigations, or otherwise reflecting their review or investigation of the Premises.

(vi)        In addition to any other remedies available to Lessor, Lessor shall have the right to seek equitable relief; including, without limitation, injunctive relief or specific performance, against Lessee or Lessee’s Representatives in order to enforce the provisions of this Paragraph 3(b).

(vii)       Notwithstanding any terms or conditions in this Lease and/or the Purchase Agreement to the contrary, no conditions of confidentiality within the meaning of IRC §6111(d) or the Treasury Regulations promulgated under IRC Sec. 6011 are intended, and the parties hereto are expressly authorized to disclose every U.S. federal income tax aspect of any transaction covered by the Purchase Agreement with any and all persons, without limitation of any kind.

(viii)      The provisions of this Paragraph 3(b) shall survive the termination of this Lease and/or the Closing (as defined in the Purchase Agreement).

(c)     In accordance with the foregoing, Lessee acknowledges and agrees that, except for title and survey matters (which shall be governed by the provisions of Paragraph 4 below), upon execution of the Purchase Agreement, Lessee shall be deemed to have (i) performed and completed all of Lessee’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Premises, including all leases and service contracts, and all physical, environmental and compliance matters and conditions respecting the Premises, and (ii) irrevocably approved the then existing condition of the Premises.

4.     LESSEE’S REVIEW OF TITLE.

(a)     Title to the Premises.

(i)            Prior to executing the Purchase Agreement, Lessee shall have confirmed that Chicago Title Insurance Company (the “Title Company”) is committed to insure Lessee as the fee owner of the Premises in the amount of the Purchase Price by issuance of an ALTA owner’s title insurance policy (the “Owner’s Policy”) containing any endorsements desired by Lessee and in the standard form issued by the Title Company in the State of California, subject only to those exceptions acceptable to Lessee.

(ii)           In accordance with the foregoing, Lessee shall have ordered, at its sole cost and expense, prior to executing the Purchase Agreement, a commitment for an owner’s fee title insurance policy or policies with respect to the Premises (the “Title Commitment”) from the Title Company, and shall have caused the Title Company to deliver a copy of the Title Commitment, together with true, legible and complete copies of all instruments giving rise to any defects or exceptions to title to the Premises, to Lessor’s attorneys concurrently with delivery of the Title Commitment to Lessee or Lessee’s attorneys. Lessee acknowledges and agrees that, upon execution of the Purchase Agreement, Lessee shall be deemed to have irrevocably approved the (i) the form of Title Commitment and Owner’s Policy Lessee received from Title Company prior to the date of the Purchase Agreement, and (ii) the overall condition of title of the Premises.

(b)     Lessee shall be responsible to order, at its sole cost and expense, prior to its execution of the Purchase Agreement, a survey of the Premises prepared by a surveyor registered in the State of California, certified by said surveyor to Lessee and Lessor as having been prepared in accordance with the minimum detail requirements

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of the ALTA land survey requirements, and cause a copy of the survey to be delivered to Lessor and Lessor’s attorneys simultaneously with the delivery of same to Lessee.

(c)          Prior to Lessee’s execution of the Purchase Agreement, Lessee shall confirm that the Owner’s Policy shall contain any endorsements desired by Lessee. The issuance of any such endorsements shall not be or be deemed to be a condition to closing the transaction contemplated by the Purchase Agreement and in no event shall Lessor be obligated to provide any indemnity or other document or undertake any obligation in order to issue the same.

(d)         In accordance with the foregoing, Lessor shall have no obligation to pay any consideration or incur any liability in order to eliminate or ameliorate any title matters disapproved by Lessee; provided, however, Lessor hereby agrees, at its expense, to cause to be removed or endorsed over prior to the Closing under the Purchase Agreement, any encumbrance recorded by Lessor or recorded as a direct result of Lessor’s actions after the date of this Lease that is not included on the Owner’s Policy (a “Lessor Recorded Encumbrance”), except Lessor shall be required to remove any financial liens that it has caused to be recorded against the Premises. Notwithstanding the foregoing, Lessor shall be entitled to extend the Closing under the Purchase Agreement for up to ninety (90) days in order to attempt to remove or endorse over any Lessor Recorded Encumbrance. Lessee’s failure to disapprove in writing within five (5) days after it has obtained knowledge of a Lessor Recorded Encumbrance (i.e., either by Lessee’s receipt of [i] a copy of the instrument evidencing such encumbrance or [ii] an update to the Owner’s Policy) shall be deemed a waiver by Lessee of such Lessor Recorded Encumbrance. If Lessee obtains knowledge of any Lessor Recorded Encumbrance before the Closing under the Purchase Agreement, but nonetheless elects to proceed with the acquisition of the Premises, Lessor shall have no liability with respect to such Lessor Recorded Encumbrance, notwithstanding any contrary provision, covenant, representation or warranty contained in this Lease and/or the Purchase Agreement or in any other documents.

(e)          The provisions of this Paragraph 4 shall survive the termination of this Lease and/or the Closing (as defined in the Purchase Agreement).

5.             ADDITIONAL LESSOR COVENANT. Following the execution of this Lease and prior to the expiration of the Option Term and, if the Purchase Option is exercised, prior to the Closing under the Purchase Agreement, Lessor covenants to deliver to Lessee any material documents that Lessor receives regarding the condition of the Premises (other than those documents provided by Lessee pursuant to the terms of this Lease or the Purchase Agreement).

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SCHEDULE 1

FORM OF QUITCLAIM DEED

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

BFG2011 Limited Liability Company

636 River Road

Fair Haven, NJ 07704

Attention: Ann C. W. Green

Documentary Transfer Tax is $..Ø...Releasing document of record.......	(Space Above For Recorder’s Use)

QUITCLAIM DEED

THIS QUITCLAIM DEED (this “Deed”) is made as of this        day of April, 2011, by SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“Supreme”), with reference to the following:

A.          Supreme maintains an option to purchase (the “Option”) that certain real property (including all improvements thereon) described on Exhibit “A” attached hereto (the “Property”) pursuant to that certain AIR Standard Industrial/Commercial Single-Tenant Lease —Net dated May       , 2011 (the “Lease”) entered into by and between BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 Alessandro, LLC” (“BFG2011”) and Supreme.

B.          Supreme desires to confirm that the Option is no longer in effect.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Supreme, as the owner of the Option, does hereby cancel the Option and remise, release and forever quitclaim to BFG2011 all of Supreme’s right, title and interest in, under and to the Option.

IN WITNESS WHEREOF, the undersigned has executed this Deed as of the date first set forth above.

SUPREME INDIANA OPERATIONS, INC.,
a Delaware corporation

By:
Name:	Kim Korth
Title:	President

By:
Name:	Matthew W. Long
Title:	Assistant Secretary

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STATE OF	)
) ss.
COUNTY OF	)

On April           , 2011 before me,                                              , Notary Public, personally appeared Kim Korth, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

STATE OF	)
) ss.
COUNTY OF	)

On April         , 2011 before me,                                           , Notary Public, personally appeared Matthew W. Long , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

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[EXHIBIT A TO BE ATTACHED]

Rider 2

FORM OF MEMORANDUM OF LEASE , OPTION TO PURCHASE AND RIGHT OF FIRST REFUSAL

RECORDING REQUESTED

BY AND WHEN RECORDED

MAIL THIS MEMORANDUM

OF LEASE, OPTION TO PURCHASE
AND RIGHT OF FIRST REFUSAL TO:

SUPREME INDIANA OPERATIONS, INC.

2581 Kercher Road

Goshen, Indiana 46528

Attention: Matthew W. Long

(Above Space for Recorder’s Use Only)

MEMORANDUM OF LEASE, OPTION TO PURCHASE AND RIGHT OF FIRST REFUSAL

This Memorandum of Lease and Option to Purchase (this “Memorandum”) is made as of the        day of April, 2011, by BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 Alessandro, LLC” (“Lessor”) to evidence that certain Lease (the “Lease”) dated as of May      , 2011 between Lessor and SUPREME INDIANA OPERATIONS, INC., a Delaware corporation (“Lessee”), pursuant to which Lease Lessor has leased certain improved real property owned by Lessor and more particularly described in Exhibit “A” attached hereto and by this reference incorporated herein (the “Premises”).

Lessor has made this Memorandum to provide notice to any interested party of such demise and of the terms and provisions of the Lease.

NOW, THEREFORE, Lessor declares as follows:

1.           Lessor has leased to Lessee and Lessee has leased from Lessor the Premises described in the Lease on the terms and conditions therein set forth, all as more fully described in the Lease.

2.           Lessee has an option to purchase the Premises pursuant to the terms of the Lease.

3.           Lessee has a right of first refusal to purchase the Premises pursuant to the terms of the Lease.

4.           This Memorandum is subject to all of the terms, conditions and limitations set forth in the Lease and the terms of the Lease are hereby incorporated herein for all purposes with the same effect as though the terms and conditions of the Lease were set forth herein in their entirety.

Rider 2

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IN WITNESS WHEREOF, Lessor has executed this Memorandum as of the date first written above.

“Lessor”	BFG2011 LIMITED LIABILITY COMPANY,
a New Jersey limited liability company,
doing business in California as
“22135 Alessandro, LLC”

By:
	Name:	William J. Barrett
	Title:	President

By:
	Name:	Ann C. W. Green
	Title:	Secretary

Rider 2

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STATE OF	)
) SS.
COUNTY OF	)

On April        , 2011 before me,                                 , Notary Public, personally appeared William J. Barrett, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of        that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

STATE OF	)
) ss.
COUNTY OF	)

On April          , 2011 before me,                                                , Notary Public, personally appeared Ann C. W. Green, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                          that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

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[EXHIBIT “A” TO BE ATTACHED]

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